UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2026
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Blue Owl Digital Infrastructure Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56758	33-5055663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Secured Data Center Revenue Term Notes

On March 3, 2026, Stack Infrastructure Issuer, LLC (the “Issuer”), an indirect wholly-owned subsidiary of Blue Owl Digital Infrastructure Trust (the “Company”), issued $695,000,000 aggregate principal amount of Secured Data Center Revenue Term Notes, Series 2026-1 Class A-2 (the “Series 2026-1 Class A-2 Notes”) in a private placement. The Series 2026-1 Class A-2 Notes were issued pursuant to the Base Indenture (defined below) as amended by the Ninth Amendment, dated as of March 3, 2026 (the “Ninth Amendment”), among the Issuer, the Closing Date Asset Entities (as defined in the Base Indenture) and Wilmington Trust, National Association as indenture trustee (the “Indenture Trustee”), and are governed by the Series 2026-1 Supplement entered into by the Issuer, the Closing Date Asset Entities (as defined in the Series 2026-1 Supplement) and the Indenture Trustee as of March 3, 2026 (the “Series 2026-1 Supplement).

The Issuer previously issued Series 2019-1 Class A-1 variable funding notes and Series 2019-1, Series 2021-1, Series 2023-1, Series 2023-2, Series 2023-3, Series 2024-1 and Series 2025-1 Class A-2 term notes (collectively, the “Class A-2 Outstanding Term Notes”) pursuant to that certain Indenture, dated as of February 8, 2019 (the “Base Indenture”). The Series 2026-1 Class A-2 Notes rank pari-passu with the Class A-2 Outstanding Term Notes.

The Series 2026-1 Class A-2 Notes were issued bearing the following initial principal amount, annual interest rate, anticipated repayment date, and expected Standard & Poor’s (“S&P”) rating:

Series/Class of Notes	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rated Final Payment Date	Credit Rating (S&P)
Series 2026-1, Class A-2	$695,000,000	5%	March 25, 2031	March 27, 2056	A-(sf)

The Company and the Issuer used the proceeds from the sale of the Series 2026-1 Class A-2 Notes, net of payment of certain expenses related to the issuance of the Series 2026-1 Class A-2 Notes, to repay the outstanding principal balance of the Series 2021-1 and Series 2023-1 Class A-2 term notes, fund reserves, and for other general corporate purposes. As of March 3, 2026, the aggregate principal balance of Series 2021-1 Class A-2 term notes was $400,000,000 and the aggregate principal balance of Series 2023-1 Class A-2 term notes was $250,000,000.

The collateral pool for the Series 2026-1 Class A-2 Notes comprises eleven of the Company’s leased data centers, together with the related leases, agreements and contracts, including first mortgages on the properties. The Issuer may add one or more additional data centers and related tenant leases as additional collateral securing the Series 2026-1 Class A-2 Notes subject to various terms and conditions.

The Series 2026-1 Class A-2 Notes have not been, and will not be, registered under the Securities Act of 1933 (the “Securities Act”) or qualified under any applicable state securities laws and may not be offered and sold absent registration or an applicable exemption from registration.

Base Indenture and Indenture Supplement

The Series 2026-1 Class A-2 Notes were issued pursuant to the Base Indenture as amended by the Ninth Amendment and are governed by the Series 2026-1 Supplement. From time to time and subject to certain conditions, the Issuer may issue additional series of notes pursuant to the Base Indenture and any applicable series supplement thereto. The Series 2026-1 Class A-2 Notes and any additional series of notes will be payable solely from and secured by the Collateral (as defined in the Base Indenture).

Under the Base Indenture, the Series 2026-1 Class A-2 Notes are subject to events of default that generally are customary in nature for transactions of this type, including (i) the non-payment of interest or principal, (ii) material violations of covenants, (iii) material breaches of representations and warranties and (iv) certain bankruptcy events. The Series 2026-1 Class A-2 Notes are subject to required amortization in certain circumstances that generally are customary in nature for transactions of this type, including (i) the average debt service coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuer to repay any class of notes in full on or prior to the anticipated repayment date for such class of notes. The occurrence of an early amortization event or an event of default could result in the early amortization of the Series 2026-1 Class A-2 Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the Collateral securing the Series 2026-1 Class A-2 Notes.

The foregoing description is only a summary and is qualified in its entirety by the terms of the Ninth Amendment (which includes the Base Indenture as Exhibit A thereto) and the Series 2026-1 Supplement, which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet     Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1
Ninth Amendment to Indenture, dated as of March 3, 2026, by and among Stack Infrastructure Issuer, LLC, as issuer, Closing Date Asset Entities (as defined therein) and Wilmington Trust, National Association, as indenture trustee.

4.2
Series 2026-1, Supplement, dated as of March 3, 2026, by and among Stack Infrastructure Issuer, LLC, as issuer, Closing Date Asset Entities (as defined therein) and Wilmington Trust, National Association, as indenture trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Digital Infrastructure Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: March 5, 2026